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                                                                     EXHIBIT  21


                                 SUBSIDIARIES OF
                        MARSH & McLENNAN COMPANIES, INC.


                                                            Jurisdiction of
               Name                                         Incorporation
               ----                                         ---------------

Marsh & McLennan Real Estate Advisors, Inc.                 Delaware
Marsh & McLennan Risk Capital Holdings, Ltd                 Delaware
   Marsh & McLennan Risk Capital Corp.                      Delaware
   Marsh & McLennan Risk Capital Holdings (Bermuda) Ltd.    Bermuda
Omega Indemnity (Bermuda) Limited                           Bermuda
Epsilon Insurance Company, Ltd.                             Cayman Islands
Marsh et McLennan France SA                                 France
   Mercer-Faugere & Jutheau SA                              France
   Faugere & Jutheau, S.A.                                  France
      Faugere & Jutheau Bermuda                             Bermuda
      Assureurs Conseils Tchadiens (S.A.R.L.)               Chad
      Assureur Conseil de Djibouti-
        Faugere & Jutheau et Cie SARL                       Djibouti
      Ancien Cabinet Pierre de Kerpezdron (S.A.)            France
      Boistel S.A.                                          France
         Eyssautier Flepp Malatier & Pages S.A.             France
            Boistel Eyssautier S.A.                         France
         Omnium d'Assurances Maritimes                      France
         Astramar S.A.                                      France
         Cires SARL                                         France
         Sogescor SARL                                      France
         Gatier S.A.                                        Switzerland
         Assurances Maritimes Eyssautier Malatier
          Inter SARL                                        France
      Socodel-Paris S.A.                                    France
      Union Francaise de Reassurances (S.A.)                France
         Agencia General de Reaseguros (S.A.)               Spain
      William M. Mercer-Faugere & Jutheau (S.A.R.L.)        France
Marsh & McLennan, Incorporated                              Delaware
   Marsh & McLennan of Arkansas, Inc.                       Arkansas
   M & M Insurance Management Services, Inc.                Delaware
   Triad Services, Inc.                                     Delaware
   Marsh & McLennan Agency, Incorporated                    District of Columbia
   Marsh & McLennan, Incorporated                           Illinois
   Marsh & McLennan, Incorporated                           Indiana
   Marsh & McLennan, Incorporated                           Kentucky
   Marsh & McLennan of Louisiana, Inc.                      Louisiana
      Marmac Agency, Inc.                                   Louisiana
   Marsh & McLennan, Inc.                                   Massachusetts
   Marsh & McLennan                                         Michigan
   Marsh & McLennan, Inc. of Nevada                         Nevada

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   Bowring North America, Inc.                              New York
      Bowring (Bermuda) Ltd.                                Bermuda
      Bowring North America, Inc.                           Connecticut
      Bowring North America, Inc.                           Illinois
      Bowring North America, Inc.                           Missouri
      Bowring North America, Inc.                           New Jersey
      Marsh & McLennan Intermediaries, Inc.                 New York
      Bowring North America, Inc.                           Texas
   Marsh & McLennan, Incorporated                           Ohio
   Marsh & McLennan, Inc.                                   Oklahoma
   Marsh & McLennan of Puerto Rico, Inc.                    Puerto Rico
   Marsh & McLennan, Incorporated                           Rhode Island
   Marsh & McLennan, Inc.                                   Texas
   Marsh & McLennan of Texas, Inc.                          Texas
   Marsh & McLennan, Incorporated                           Virginia
   Marsh & McLennan Holdings, Inc.                          Delaware
      Marsh & McLennan (Korea) Ltd.                         Korea
      Marsh & McLennan (Malaysia) SDN BHD                   Malaysia
   Marsh & McLennan Argentina SA Asesores de Seguros        Argentina
   Marsh & McLennan Argentina SA Corredores de Reaseguros   Argentina
   Marsh & McLennan Argentina SA Risk Management
     Consultants                                            Argentina
   Marsh & McLennan Pty. Ltd.                               Australia
      Marsh & McLennan (PNG) Pty. Ltd.                      Papua New Guinea
         Kila Bowring Insurances Pty. Ltd.                  Papua New Guinea
      Fenchurch Insurance Brokers Pty. Limited              Australia
      Marsh & McLennan (WA) Pty. Ltd.                       Australia
      Marsh & McLennan (WA Division) Pty. Ltd.              Australia
      Marsh & McLennan (South Australia) Pty. Ltd.          Australia
      Marsh & McLennan (SA Division)                        Australia
      Marsh & McLennan Captive Management Services
       Pty. Ltd.                                            Australia
      Asia Pacific Insurance Wholesalers Pty. Ltd.          Australia
   Marsh & McLennan Versicherungs-Service GmbH              Austria
   Marsh & McLennan Management Services (Barbados), Ltd.    Barbados
   Henrijean, S.A.                                          Belgium
   Marsh & McLennan Management Services (Bermuda) Limited   Bermuda
      Transglobe Management (Bermuda) Ltd.                  Bermuda
      Marsh & McLennan (Cayman Islands) Ltd.                Cayman Islands
      Marsh & McLennan Management Services (L) Ltd.         Labuan
   Marclen-Corretagem de Seguros Ltda.                      Brazil
      Tudor, Marsh & McLennan Corretores de Seguros S.A.    Brazil
   Marsh & McLennan, Limited/Limitee'                       Canada
      D.G. Watt & Associates Ltd.                           Canada
      Charbonneau, Dulude & Associes (1985) Limitee/
        Charbonneau, Dulude & Associates (1985) Limited     Canada
      M&M Insurance Management Canada Ltd.                  British Columbia
      Marshcan Insurance Brokers Limited                    Canada
      Irish & Maulson Limited                               Ontario
      Pratte-Morrissette, Inc.                              Quebec
      Schatz Insurance Agencies, Inc.                       Saskatchewan
      Marsh & McLennan (SASK) Ltd.                          Saskatchewan


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   Claro Marsh & McLennan S.A. Corredores De Seguros        Chile
      Claro Marsh & McLennan Consultores
       en Recursos Humanos, Ltda.                           Chile
   Marsh & McLennan Czechoslovakia S.r.o.                   Czechoslovakia
   Marsh & McLennan Denmark A/S                             Denmark
      Marsh & McLennan Sweden AB                            Sweden
   Marsh & McLennan Companies GmbH                          Germany
   Marsh & McLennan Companies
    Beteiligungsgesellschaft II GmbH                        Germany
      Gradmann & Holler, K.G.                               Germany
         Erwin Warnecke GmbH                                Germany
         Gradmann & Holler GmbH                             Germany
            RMB-Risk Management Beratungs-GmbH              Germany
            Wolf & Hasselmann GmbH                          Germany
            Gradmann & Holler-William M. Mercer GmbH        Germany
            Airport Asserkuranz Vermittlungs GmbH           Germany
         Gradmann & Holler International GmbH               Germany
            Gradmann & Holler Kiefhaber GmbH                Germany
            Gradmann & Holler-Guy Carpenter GmbH            Germany
            Gradmann & Holler AG                            Switzerland
   Marsh & McLennan-Hellas-L.L.C.                           Greece
   Marsh & McLennan Management Services (Guernsey) Limited  Guernsey
   Marsh & McLennan Limited                                 Hong Kong
   Marsh & McLennan Budapest Insurance Brokers &
    Consultants Ltd.                                        Hungary
   Bowring (Dublin) Limited                                 Ireland
   Marsh & McLennan Management Services (Dublin) Limited    Ireland
   Marsh & McLennan Italia & Co., S.P.A.                    Italy
   Marsh & McLennan Japan Ltd.                              Japan
   Marsh & McLennan Co. Inc.                                Liberia
   Marsh & McLennan Europe S.A.                             Luxembourg
   Marsh & McLennan Luxembourg, S.A.                        Luxembourg
      Marsh & McLennan Insurance Management Services, S.A.  Luxembourg
   Marsh & McLennan S.A. de C.V.                            Mexico
   Marsh & McLennan Nederland B.V.                          Netherlands
   Marsh & McLennan Polska Sp.zO.O                          Poland
   Newstead & Porter, Lda.                                  Portugal
   Marsh & McLennan Management Services (S) Pte. Ltd.       Singapore
   Marsh & McLennan Bowring Pte. Ltd.                       Singapore
   Marsh & McLennan Espana, S.A., Correduria de Seguros     Spain
      Marsh Privat AIE                                      Spain
   Marsh & McLennan EWI S.A.                                Switzerland
   Marsh & McLennan Sigorta ve Reasurans Araciligi AS       Turkey
   C.T. Bowring International Broking Holdings, Ltd.        United Kingdom
   Marsh & McLennan Bowring Marine & Energy Group Ltd.      United Kingdom
   Marsh & McLennan Limited                                 United Kingdom
   Marsh & McLennan, Incorporated                           Virgin Islands
   Muir Beddall (Zimbabwe) Limited                          Zimbabwe


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   Guy Carpenter & Company, Inc.                            Delaware
      The Carpenter Management Corporation                  Delaware
         Paul Napolitan, Inc.                               Delaware
      Sellon Associates, Inc.                               New York
      Balis & Co., Inc.                                     Pennsylvania
      EQECAT, Inc.                                          Delaware
      Guy Carpenter & Company, S.A.                         Belgium
      American Overseas Management Corporation (Canada)     Canada
      Guy Carpenter & Company (Canada) Limited              Canada
      Guy Carpenter & Company, A/S                          Denmark
      Gradmann & Holler/Guy Carpenter GmbH                  Germany
      Guy Carpenter & Company (Asia) Limited                Hong Kong
      Guy Carpenter Italia, S.R.L.                          Italy
      Guy Carpenter y Cia (Mexico) S.A. de C.V.             Mexico
      Guy Carpenter & Cia, S.A. Correduria de Reaseguros    Spain
      Guy Carpenter & Company (Stockholm) AB                Sweden
         Bennich Reinsurance Management AB                  Sweden
      Guy Carpenter & Co. Limited                           United Kingdom
Mercer Consulting Group, Inc.                               Delaware
   National Economic Research Associates, Inc.              California
      National Economic Research Associates, Inc.           Delaware
   Hudson Strategy Group, Inc.                              Delaware
   Mercer Management Consulting, Inc.                       Delaware
      Decision Research Corporation                         Massachusetts
      LAR/Decision Research Corporation                     New York
      Lippincott & Margulies, Inc.                          New York
      Mercer Management Consulting GmbH                     Germany
         UBM Unternehmensberatung Munchen GmbH              Germany
         UBM Marktforschung GmbH International
          Industrial Research                               Germany
         UBM Industrial Market Research Iberica S.L.        Germany
         UBM Consulting France International
          Management Consultants                            France
         UBM Consulting Group, Inc.                         Illinois
         Mercer Management Consulting Limited               Switzerland
         UBM Iberica Consulting, Sociedad Limitada          Spain
      Mercer Management Consulting SNC                      France
         Marketing/Innovation/Developpement
          Pour l'Industrie-MID S.A.                         France
             MID, Inc.                                      Delaware
      INPLAN Pte. Ltd.                                      Singapore
      Mercer Consulting Services S.A.                       Switzerland
      Strategic Planning Associates, Straplan S.A.          Switzerland
      Temple, Barker & Sloane, Ltd.                         United Kingdom
   Mercer Service Company, Inc.                             Delaware
   William M. Mercer Companies, Inc.                        Delaware
      William M. Mercer, Incorporated                       Delaware
         National Medical Audit                             California
         Hansen International Limited                       Delaware
         William M. Mercer Plan Participant Services, Inc   Delaware
         William M. Mercer of Indiana, Incorporated         Indiana
         Mercer Investment Consulting, Inc.                 Kentucky
         William M. Mercer of Kentucky, Inc.                Kentucky
         William M. Mercer, Incorporated                    Louisiana


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         William M. Mercer, Incorporated                    Massachusetts
         William M. Mercer of Michigan, Incorporated        Michigan
         William M. Mercer, Incorporated                    Nevada
         William M. Mercer, Incorporated                    Ohio
         William M. Mercer, Incorporated                    Oklahoma
         William M. Mercer, Incorporated                    Puerto Rico
         William M. Mercer of Texas, Inc.                   Texas
         William M. Mercer of Virginia, Incorporated        Virginia
         William M. Mercer Pty. Ltd.                        Australia
            Mercer Roach Financial Planning Pty. Ltd.       Australia
         MPA Superannuation Services Limited                Australia
         MPA Superfund Nominees Pty. Limited                Australia
         Mercer R.H. SARL                                   France
         William M. Mercer International S.A.               Belgium
         William M. Mercer Limited/Limitee'                 Canada
            Mercer Management Consulting Limited            Canada
            Metcalfe Agencies Limited                       Quebec
            Societe Conseil Mercer Limitee                  Quebec
         William M. Mercer GmbH                             Germany
         William M. Mercer-MPA Limited                      Hong Kong
         William M. Mercer Limited                          Hong Kong
         Pension & Investment Consultants Limited           Ireland
         William M. Mercer Fraser Limited                   Ireland
         William M. Mercer Fraser (Irish Trustees) Limited  Ireland
         William M. Mercer Limited                          Japan
         William M. Mercer (Malaysia) Sdn. Bhd.             Malaysia
            William M. Mercer Zainal Fraser Sdn. Bhd.       Malaysia
         William M. Mercer Ten Pas B.V.                     Netherlands
         William M. Mercer Services B.V.                    Netherlands
         William M. Mercer Limited                          New Zealand
         William M. Mercer Philippines, Incorporated        Philippines
         William M. Mercer Pte. Ltd.                        Singapore
         William M. Mercer A.G.                             Switzerland
         William M. Mercer-MPA Limited                      United Kingdom
         William M. Mercer Limited                          United Kingdom
            William M. Mercer Fraser (Irish
             Pensioneer Trustees) Limited                   Ireland
            William M. Mercer Srl                           Italy
            DCF Consultants PTE Limited                     Singapore
            Bowring (Trustees) Limited                      United Kingdom
            Duncan C. Fraser & Co.                          United Kingdom
            Fraser Financial Planning Limited               United Kingdom
            William M. Mercer Fraser Computer
             Services Limited                               United Kingdom
            Mercer Management Consulting, Limited           United Kingdom
            Metropolitan Actuarial Services Limited         United Kingdom
            Metropolitan Computer Services Limited          United Kingdom
            Metropolitan Pensions Association
             (Trustees) Limited                             United Kingdom
            Metropolitan Statistical Services Limited       United Kingdom
            MPA (Chichester) Limited                        United Kingdom
            MPA Employee Benefit & Compensation
             Consultants Limited                            United Kingdom


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            MPA (Holdings) Limited                          United Kingdom
            MPA (International) Limited                     United Kingdom
            Pension Trustees Limited                        United Kingdom
            Pensioneer Trustees Limited                     United Kingdom
            Pensioneer Trustees (London) Limited            United Kingdom
            Southampton Place Trustee Co. Ltd.              United Kingdom
            William M. Mercer-Grant Simmons Limited         United Kingdom
      William M. Mercer S.A.                                Argentina
      William M. Mercer S.A. Aserores de Seguros            Argentina
      William M. Mercer Comercio e Servicos Ltda.           Brazil
      de Montigny Woerner Ltda.                             Brazil
      MW Pesquisas Ltda.                                    Brazil
      MW Servicos Ltda.                                     Brazil
      MW Saude Ltda.                                        Brazil
      Vida Network Ltda.                                    Brazil
      William M. Mercer, S.A.                               Belgium
      William M. Mercer Schmidt Worzinger A/S               Denmark
      William M. Mercer (Korea) Co., Ltd.                   Korea
      Mercer C & B Servicios, S.A. de C.V.                  Mexico
      Mercer C & B S.A. de C.V.                             Mexico
      William M. Mercer Broking (Taiwan) Ltd.               Taiwan
      William M. Mercer Consulting (Taiwan) Ltd.            Taiwan
Seabury & Smith, Inc.                                       Delaware
   Seabury & Smith of Arkansas, Inc.                        Arkansas
   Trust Consultants, Inc.                                  California
   Appleby & Sterling Agency, Inc.                          Delaware
   Marsh & McLennan National Marketing Corporation          Delaware
   Marsh & McLennan Securities Corporation                  Delaware
   Smith-Sternau Organization, Inc.                         Delaware
   The Schinnerer Group, Inc.                               Delaware
      Victor O. Schinnerer & Company, Inc.                  Delaware
         Victor O. Schinnerer & Co. (Bermuda), Ltd.         Bermuda
         Potomac Insurance Managers, Inc.                   Delaware
         Victor O. Schinnerer of Illinois, Inc.             Illinois
         Victor O. Schinnerer & Company, Inc.               Ohio
      Encon Holdings, Inc.                                  Texas
         Panhandle Insurance Agency, Inc.                   Texas
            Encon Underwriting Agency, Inc.                 Texas
      Encon Holdings, Inc.                                  Ontario
         Encon Insurance Managers Inc.                      Canada
            National Program Administrator
             Investments, Inc.                              Canada
            Encon Management Services, Inc.                 Canada
            Encon Reinsurance Managers Inc.                 Canada
         Encon Title Insurance Managers Inc.                Canada
         Rockcliffe Investors, Ltd.                         Canada


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      Victor O. Schinnerer & Company Ltd.                   United Kingdom
         Encon Underwriting Limited                         United Kingdom
         Admiral Holdings Limited                           United Kingdom
            Admiral Underwriting Agencies Limited           United Kingdom
         Admiral Ireland Limited                            Ireland
         Admiral Underwriting Agencies (Ireland) Ltd.       Ireland
   Seabury & Smith of Georgia, Inc.                         Georgia
   M. A. Gesner of Illinois, Inc.                           Illinois
   Seabury & Smith of Illinois, Inc.                        Illinois
   Seabury & Smith, Inc.                                    Indiana
   Seabury & Smith, Inc.                                    Kentucky
   Seabury & Smith, Inc.                                    Louisiana
   Seabury & Smith, Inc.                                    Massachusetts
   Seabury & Smith, Inc.                                    Michigan
   Seabury & Smith, Inc.                                    Nevada
   Seabury & Smith Agency, Inc.                             Ohio
   Seabury & Smith, Inc.                                    Oklahoma
   Seabury & Smith, Inc.                                    Texas
   Seabury & Smith, Inc.                                    Virginia
   Seabury & Smith Limited                                  Ontario
      G. E. Freeman Insurance Agency Limited                Ontario
   Seabury & Smith Limited                                  United Kingdom
Putnam Investments, Inc.                                    Massachusetts
   Putnam Investment Management, Inc.                       Massachusetts
   Putnam Future Advisors, Inc.                             Massachusetts
   Putnam Fiduciary Trust Company                           Massachusetts
   Putnam Investor Services, Inc.                           Massachusetts
   Putnam Mutual Funds Corp.                                Massachusetts
      Putnam Insurance Agency, Inc.                         Massachusetts
   The Putnam Advisory Company, Inc.                        Massachusetts
      Putnam Europe Ltd.                                    United Kingdom
   The Putnam Corporation                                   Massachusetts
   Putnam Rhumbline Corporation                             Massachusetts
   Primary Funds Service Corp.                              Delaware
   Putnam Overseas Institutional Management Company
     Limited                                                Bahamas
   Putnam International Distributors Ltd.                   Cayman Islands
   Putnam Advisory Deutschland GmbH                         Germany
   Putnam International Advisory Company, S.A.              Luxembourg
      NKK-Putnam Management, S.A.                           Luxembourg
   Putnam International Growth Management S.A.              Luxembourg
   Putnam Luxembourg S.A.                                   Luxembourg
C.T. Bowring & Co. Limited                                  United Kingdom
   Importbest Ltd.                                          England
   Marsh & McLennan Services Ltd.                           England
   Marsh & McLennan Holdings Ltd.                           England
   The Frizzell Group Ltd.                                  England
      Frizzell Financial Services Ltd.                      England
      Frizzell Life & Financial Planning Ltd.               England
      C.R. Hills Insurance Ltd.                             England
      Frizzell Banking Services Ltd.                        England
         Frizzell Credit Services Ltd.                      England
         Shawlands Leasing Ltd.                             England
         Shawlands Securities Ltd.                          England
      Frizzell Property Loans                               England
      Frizzell Westbourne Developments Ltd.                 England
      Teachers Motoring Associations Ltd.                   England
      Tower Brokers                                         Guernsey


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      Frizzell B.V.                                         Holland
      Frizzell Foundation                                   England
   Marsh & McLennan Nederland B.V.                          Netherlands
   Marsh & McLennan Lda                                     Portugal
   Carpenter Bowring (UK) Ltd.                              England
      Carpenter Bowring Ltd.                                England
      Marsh Re Correduria de Reaseguros S.A.                Spain
      Bowring Reinsurance Brokers Ltd.                      England
   C.T. Bowring & Co. (Insurance) Ltd.                      England
      Bowring Worldwide Services Ltd.                       England
      Marsh & McLennan Global Broking Ltd.                  England
      Bowring Aviation Ltd.                                 England
      Bowring Financial & Professional Insurance
        Brokers Ltd.                                        England
      Aviation Risk Management Services Ltd.                England
      C.T. Bowring Space Projects Ltd.                      England
      Aviation Insurance Advisory Services Ltd.             England
      Bowring Aviation Advisory Services Ltd.               England
      Bowring Marine Ltd.                                   England
   Bowring Marsh & McLennan Ltd.                            England
      Bowring Professional Indemnity Scotland Ltd.          Scotland
   Marsh & McLennan Management Services (Guernsey) Ltd.     Guernsey
      Ulster Insurance Services Ltd.                        N. Ireland
      RIAS Insurance Services Ltd.                          N. Ireland
   Bowring Financial Services Ltd.                          England
   Bowring Marsh & McLennan (IOM) Ltd.                      I.O.M.
   Marsh & McLennan Management Services (Isle of Man) Ltd.  I.O.M.
      RIC Management Services Ltd.                          Eire
      Insurance Management Services Ltd.                    Eire
   R.I.C.S. Insurance Services Ltd.                         England
   Bowring Services Ltd.                                    England
      C.T. Bowring (Underwriting Agencies) Ltd.             England
      C.T. Bowring Trading (Holdings) Ltd.                  England
         Baffin Trading Company Ltd.                        Canada
      Bowring In The Community Ltd.                         England
      C.T. Bowring (Insurance) Holdings Ltd.                England
         Insurance Brokers West Indies Ltd.                 Trinidad
         C.T. Bowring Japan Ltd.                            Japan
         Marsh & McLennan Ireland Ltd.                      Eire
            C.T. Bowring (Ireland) Ltd.                     Eire
            Mathews Mulcahy & Sutherland Ltd.               Eire
         Carpenter Bowring Australia Pty. Ltd.              Australia
            Carpenter Bowring New Zealand Ltd.              N. Zealand
            Australian World Underwriters Pty. Ltd.         Australia
   Marsh & McLennan Holdings Ltd.                           N. Zealand
      Marsh & McLennan Ltd.                                 N. Zealand
      Reinsurances New Zealand Ltd.                         N. Zealand
      Risk Management Ltd.                                  N. Zealand
      Marsh & McLennan Ltd.                                 FIJI
         Reinsurances (Pacific) Ltd.                        FIJI


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